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CAZADOR ACQUISITION CORPORATION TO MERGE WITH NET ELEMENT TO
SUPPORT NET ELEMENT’S MISSION TO BECOME A LEADING MOBILE COMMERCE
COMPANY IN RUSSIA AND OTHER EMERGING MARKETS

Combined Company to Receive Up to $81 Million Capital Infusion, and Name New CEO

MIAMI – June 12, 2012 – Net Element (OTCQB: NETE), a global publisher of online destinations and soon-to-be operator of a mobile commerce platform for Russia and other emerging markets, and Cazador Acquisition Corporation (NASDAQ: CAZA, CAZAU, CAZAW), a special purpose acquisition company (SPAC), today announced the execution of a merger agreement that will infuse up to $81 million into Net Element and provide the necessary financial resources for the company’s next stage of growth.

The combined entity, which will be named “Net Element International,” is applying to be listed on NASDAQ under the ticker symbol “NETE.” Upon completion of the business combination, Net Element, which currently operates several entertainment and lifestyle online destinations and is developing a mobile commerce and payment-processing platform for emerging markets, will name Cazador’s current CEO, Francesco Piovanetti, as its CEO. Net Element also will add several key members of Cazador’s asset management team.

The business combination is subject to the approval of Cazador and Net Element’s respective shareholders as well as other customary closing conditions. Assuming the closing conditions are met, the business combination is expected to be completed during the third quarter 2012.

A SPAC is a collective investment mechanism that enables public stock market investors to invest in private equity type transactions. SPACs are shell companies that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC's initial public offering (IPO). In this case, Cazador, with approximately $46 million in cash and approximately $35 million of additional paid in capital if the outstanding shareholder warrants are exercised, is the SPAC that will be merged with Net Element.

“Cazador’s investment in Net Element reaffirms the value of Net Element’s innovation and potential to become a leading mobile-based commerce and payment processing platform, as well as Net Element’s growth strategy for our content and technology properties,” said Mike Zoi, Net Element’s board chairman. “The merger will help Net Element to optimize its balance sheet and allocate resources to achieve our business goals. It also will bring the significant expertise and thought-leadership of Cazador’s top executives to our team, giving us an additional competitive advantage as we execute our business plan.”

Added Cazador’s Piovanetti: “We are truly excited about the immediate positive impact of our capital infusion, knowing that it will help strengthen Net Element’s mobile commerce and payment platform in addition to providing much-needed capital to promote and market its online content destinations. This will catalyze Net Element’s proprietary technologies and media properties, which are ideally poised for additional investment and scalability.”

As part of the business combination, each Net Element share will be exchanged for 0.025 of a newly issued Cazador share. Upon completion of the business combination, Cazador shareholders will own approximately 19% of the outstanding common stock of the combined company, assuming no redemptions. All directors and executive officers of Net Element will roll over their ownership to the combined entity and will be subject to a 180-day lock-up provision. The proposed business combination follows recent share purchases by global investor Kenges Rakishev and leading Russian entertainment entrepreneur Igor Krutoy.

Bilzin Sumberg Baena Price & Axelrod LLP provided legal counsel to Net Element. Reed Smith LLP provided legal counsel to Cazador.

About Net Element

Net Element (OTCQB: NETE) is a global publisher of online destinations and soon-to-be operator of a mobile commerce platform for Russia and other emerging markets. The company’s multiple platforms enable rapid development, production and distribution of rich-media content (HD & 3D), services (mobile commerce and SaaS) and branded content in entertainment and news. Net Element owns and operates m-commerce company TOT Money, as well as Internet properties that create social and business communities in the motorsports, music, film, and entertainment industries. Net Element’s portfolio includes: www.TOTmoney.ru; www.Motorsport.com; www.Openfilm.com; www.Music1.com; www.ARLive.com; and www.Yapik.com. For more information, visit www.NetElement.com.

About Cazador

Cazador Acquisition Corporation Ltd. (Cazador) is a special purpose acquisition company (SPAC), also known as a blank-check company incorporated as a Cayman Islands-exempted company. Cazador intends to use the net proceeds from its initial public offering for the purpose of acquiring one or more operating companies through a merger, share capital exchange, asset acquisition, share purchase, reorganization or similar business combination. For more information, visit www.cazador1.com.

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Disclaimer:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

In connection with the proposed merger, Cazador Acquisition Corporation (“Cazador”) and Net Element, Inc. (“Net Element”) will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a joint proxy statement/prospectus (which will be included in a registration statement on Form S-4 of Cazador registering the Cazador shares to be issued to Net Element’s shareholders pursuant to the merger (the “Registration Statement”)).  When completed, a definitive joint proxy statement/prospectus and a form of proxy will be mailed to the shareholders of Cazador and the shareholders of Net Element. Before making any voting decision, shareholders are urged to read the joint proxy statement/prospectus carefully and in its entirety because it will contain important information about the proposed merger. Shareholders will be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available through the SEC’s website at http://www.sec.gov.  Shareholders will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents when they become available by contacting Net Element’s Chief Financial Officer, Jonathan New, at 1450 S. Miami Avenue, Miami, FL 33130, telephone number (305) 507-8808, or from Net Element’s website at http://www.netelement.com.

Forward-Looking Statements

This press release contains forward-looking statements that reflect Net Element’s and Cazador’s current beliefs, expectations or intentions regarding future events.  Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements.  Words such as “to merge,” “to name,” “to receive,” “will,” “may,” “could,” “should,” “expect,” “expected,” “proposed,” “contemplated,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Net Element’s and Cazador’s expectations with respect to the combined company’s plans, objectives, expectations and intentions with respect to future operations; approval and adoption of the merger agreement by the requisite number of shareholders; Francesco Piovanetti becoming Chief Executive Officer of the combined company; and the timing of the completion of the proposed business combination.  All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Net Element and Cazador and are difficult to predict.  Examples of such risks and uncertainties include, but are not limited to: (i) the failure of the merger to close for any reason; (ii) general business and economic conditions; (iii) the performance of financial markets; (iv) risks relating to the consummation of the contemplated merger, including the risk that required shareholder approval and regulatory agencies might not be obtained in a timely manner or at all or that other closing conditions are not satisfied; (v) the impact of the merger on the markets for the combined company’s products and services; (vi) the employees of Net Element and Cazador not being combined and integrated successfully; (vii) operating costs and business disruption following the merger, including adverse effects on employee retention and on Net Element’s business relationships with third parties; (viii) the inability of the combined company following the closing of the merger to meet NASDAQ’s listing requirements and the failure of the combined company’s securities to be listed or continue to be listed on NASDAQ; (ix) the amount of cash available to the combined company following the merger being insufficient to allow Net Element or the combined company to achieve their business goals, to strengthen their mobile commerce and payment platform, to successfully market their online content destinations and/or to successfully catalyze their technologies and media properties; and (xi) the future performance of the combined company following the closing of the merger.  Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by each of Net Element and Cazador with the SEC, as well as in the Registration Statement and joint proxy statement/prospectus when they become available.  Each of Net Element and Cazador anticipate that subsequent events and developments may cause their views and expectations to change.  Neither Net Element nor Cazador assumes any obligation, and they specifically disclaim any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

Cazador and Net Element and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of Cazador and Net Element in connection with the proposed business combination. Information regarding the officers and directors of Cazador is available in Cazador’s annual report on Form 10-K for the year ended December 31, 2011, which has been filed with the SEC. Information regarding the officers and directors of Net Element is available in Net Element’s annual report on Form 10-K for the year ended December 31, 2011, which has been filed with the SEC. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form S-4 (and will be included in the definitive joint proxy statement/prospectus for the proposed business combination) and the other relevant documents filed with the SEC.